The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any
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to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to
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offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering
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to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan
Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain
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cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax,
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the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any
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events which were not taken into account may occur and may significantly affect
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and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co.
Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Asset Backed Certificates
IXIS
2005-HE1

--------------------------------------------------------------------------------
                                     FORWARD
--------------------------------------------------------------------------------
Per             Date        Coll_Bal       XS_Interest  1mLIBOR  6mLIBOR     XS as %

         1    3/25/2005  707,785,642.11   1,737,186.09   2.5600   2.9300      2.95% *Prefund
         2    4/25/2005  692,949,434.56   1,767,014.81   2.6358   3.0450      3.06% *Prefund
         3    5/25/2005  677,387,861.11   1,887,635.73   2.8513   3.1653      3.34% *Prefund
         4    6/25/2005  661,108,243.35   1,912,794.95   3.0327   3.2618      3.47%
         5    7/25/2005  644,117,564.58   1,859,211.93   3.1516   3.3429      3.46%
         6    8/25/2005  627,488,453.64   1,740,909.49   3.1717   3.4171      3.33%
         7    9/25/2005  611,211,361.12   1,638,579.18   3.2789   3.4946      3.22%
         8   10/25/2005  595,276,517.10   1,606,127.21   3.3763   3.5687      3.24%
         9   11/25/2005  579,675,154.63   1,479,998.16   3.4229   3.6300      3.06%
        10   12/25/2005  564,399,072.31   1,456,559.47   3.5132   3.6869      3.10%
        11    1/25/2006  549,442,439.71   1,326,677.73   3.5928   3.7396      2.90%
        12    2/25/2006  534,803,108.91   1,273,960.18   3.6316   3.7870      2.86%
        13    3/25/2006  520,477,201.26   1,377,845.85   3.7124   3.8258      3.18%
        14    4/25/2006  506,506,729.98   1,151,260.35   3.7514   3.8604      2.73%
        15    5/25/2006  492,888,110.88   1,172,045.61   3.7572   3.8936      2.85%
        16    6/25/2006  479,634,844.76   1,057,641.98   3.8219   3.9238      2.65%
        17    7/25/2006  466,737,405.82   1,065,290.60   3.8700   3.9509      2.74%
        18    8/25/2006  454,186,525.96     987,252.95   3.8585   3.9751      2.61%
        19    9/25/2006  441,972,696.03     939,754.17   3.9114   4.0010      2.55%
        20   10/25/2006  430,086,775.18     950,957.29   3.9496   4.0251      2.65%
        21   11/25/2006  418,519,962.80     999,468.42   3.9363   4.0453      2.87%
        22   12/25/2006  407,217,020.80   1,513,234.46   3.9815   4.0670      4.46%
        23    1/25/2007  396,292,359.12   1,499,688.24   4.0143   4.0866      4.54%
        24    2/25/2007  385,659,936.02   1,458,997.66   4.0113   4.1054      4.54%
        25    3/25/2007  375,312,160.52   1,544,078.69   4.0520   4.1237      4.94%
        26    4/25/2007  365,241,400.53   1,358,388.87   4.0773   4.1409      4.46%
        27    5/25/2007  355,440,243.63   1,440,881.99   4.0631   4.1578      4.86%
        28    6/25/2007  345,911,633.02   1,403,699.00   4.0971   4.1772      4.87%
        29    7/25/2007  336,644,155.90   1,423,174.06   4.1229   4.1963      5.07%
        30    8/25/2007  327,624,437.45   1,343,763.77   4.1189   4.2148      4.92%
        31    9/25/2007  318,845,837.70   1,298,567.26   4.1508   4.2367      4.89%
        32   10/25/2007  310,301,903.27   1,310,601.20   4.1750   4.2584      5.07%
        33   11/25/2007  301,981,715.53   1,256,365.25   4.1788   4.2780      4.99%
        34   12/25/2007  293,886,700.84   1,293,463.21   4.2087   4.2979      5.28%
        35    1/25/2008  286,013,667.22   1,217,981.21   4.2335   4.3168      5.11%
        36    2/25/2008  278,350,871.35   1,180,642.30   4.2477   4.3355      5.09%
        37    3/25/2008  270,892,833.71   3,197,715.80   4.2770   4.3529     14.17%
        38    4/25/2008  263,634,076.28   1,270,425.33   4.2951   4.3703      5.78%
        39    5/25/2008  256,570,517.40   1,276,549.66   4.2949   4.3878      5.97%
        40    6/25/2008  249,696,131.17   1,226,172.74   4.3211   4.4066      5.89%
        41    7/25/2008  243,007,717.80   1,224,038.07   4.3420   4.4257      6.04%
        42    8/25/2008  236,497,984.25   1,158,723.28   4.3513   4.4446      5.88%
        43    9/25/2008  230,162,123.35   1,123,020.75   4.3772   4.4662      5.86%
        44   10/25/2008  223,995,486.55   1,123,105.30   4.3970   4.4878      6.02%
        45   11/25/2008  217,994,043.79   1,065,970.19   4.4071   4.5081      5.87%
        46   12/25/2008  212,153,317.71   1,073,739.92   4.4321   4.5322      6.07%
        47    1/25/2009  206,470,025.15   1,015,138.41   4.4554   4.5556      5.90%
        48    2/25/2009  200,938,509.73     983,909.53   4.4776   4.5797      5.88%
        49    3/25/2009  195,554,705.20   1,032,824.81   4.5028   4.6026      6.34%
        50    4/25/2009  190,314,662.38     924,113.67   4.5255   4.6129      5.83%
        51    5/25/2009  185,214,617.32     923,974.90   4.5461   4.6195      5.99%
        52    6/25/2009  180,251,103.25     878,169.81   4.5700   4.6256      5.85%
        53    7/25/2009  175,421,019.64     876,034.61   4.5949   4.6317      5.99%
        54    8/25/2009  170,719,876.80     826,085.84   4.6124   4.6365      5.81%
        55    9/25/2009  166,143,772.25     810,778.10   4.5623   4.6433      5.86%
        56   10/25/2009  161,689,634.45     734,483.58   4.5635   4.6656      5.45%
        57   11/25/2009  157,353,751.55     675,017.92   4.5834   4.6901      5.15%
        58   12/25/2009  153,133,955.35     683,963.12   4.6045   4.7172      5.36%
        59    1/25/2010  149,027,315.22     644,186.88   4.6252   4.7438      5.19%
        60    2/25/2010  145,021,757.52     624,291.25   4.6496   4.7711      5.17%
        61    3/25/2010  141,123,328.44     662,407.94   4.6924   4.7955      5.63%
        62    4/25/2010  137,329,170.77     584,674.21   4.7175   4.8037      5.11%
        63    5/25/2010  133,636,565.15     588,127.32   4.7398   4.8079      5.28%
        64    6/25/2010  130,043,036.58     558,093.08   4.7613   4.8108      5.15%
        65    7/25/2010  126,546,398.54     559,955.28   4.7831   4.8139      5.31%
        66    8/25/2010  123,143,371.41     526,722.71   4.7929   4.8156      5.13%
        67    9/25/2010  119,831,353.16     518,285.45   4.7397   4.8211      5.19%
        68   10/25/2010  116,607,915.33     521,197.11   4.7407   4.8463      5.36%
        69   11/25/2010  113,470,708.04     491,005.99   4.7584   4.8742      5.19%
        70   12/25/2010  110,417,558.83     497,075.31   4.7774   4.9052      5.40%
        71    1/25/2011  107,446,704.67     468,308.02   4.7960   4.9358      5.23%
        72    2/25/2011  104,555,454.09     453,877.60   4.8221   4.9672      5.21%
        73    3/25/2011  101,741,535.09     480,595.78   4.8867   4.9951      5.67%
        74    4/25/2011   99,002,882.19     423,267.46   4.9161   5.0024      5.13%
        75    5/25/2011   96,337,534.91     426,283.57   4.9373   5.0046      5.31%
        76    6/25/2011   93,743,712.51     404,327.04   4.9574   5.0055      5.18%
        77    7/25/2011   91,219,817.81     406,248.23   4.9777   5.0066      5.34%
        78    8/25/2011   88,763,501.55     382,349.17   4.9857   5.0064      5.17%
        79    9/25/2011   86,372,885.51     376,698.92   4.9283   5.0084      5.23%
        80   10/25/2011   84,046,215.74     379,254.55   4.9274   5.0199      5.41%
        81   11/25/2011   81,781,790.95     356,929.19   4.9440   5.0327      5.24%
        82   12/25/2011   79,577,987.24     359,513.53   4.9620   5.0467      5.42%
        83    1/25/2012   77,433,338.62     338,372.38   4.9792   5.0599      5.24%
        84    2/25/2012   75,346,116.70     328,781.29   4.9944   5.0737      5.24%
        85    3/25/2012   73,314,741.42     341,481.70   4.9950   5.0851      5.59%
        86    4/25/2012   71,337,722.20     311,595.61   5.0070   5.0872      5.24%
        87    5/25/2012   69,413,624.40     295,236.46   5.0243   5.0870      5.10%
        88    6/25/2012   67,541,089.41     277,760.63   5.0410   5.0857      4.93%
        89    7/25/2012   65,718,829.54     280,123.27   5.0580   5.0847      5.11%
        90    8/25/2012   63,945,359.23     263,073.13   5.0631   5.0825      4.94%
        91    9/25/2012   62,219,356.89     259,379.94   5.0070   5.0841      5.00%
        92   10/25/2012   60,539,555.91     262,149.96   5.0042   5.1050      5.20%
        93   11/25/2012   58,904,727.56     246,327.75   5.0180   5.1283      5.02%
        94   12/25/2012   57,313,714.67     249,860.37   5.0332   5.1547      5.23%
        95    1/25/2013   55,765,546.94     234,957.41   5.0478   5.1806      5.06%
        96    2/25/2013   54,258,895.08     228,155.29   5.0697   5.2072      5.05%
        97    3/25/2013   52,792,586.67     244,133.46   5.1282   5.2307      5.55%
        98    4/25/2013   51,365,544.61     213,716.82   5.1527   5.2366      4.99%
        99    5/25/2013   49,976,744.28     216,113.46   5.1697   5.2386      5.19%
       100    6/25/2013   48,625,247.83     204,564.84   5.1854   5.2392      5.05%
       101    7/25/2013   47,310,211.19     206,388.11   5.2014   5.2403      5.23%
       102    8/25/2013   46,030,429.57     194,073.28   5.2074   5.2402      5.06%
       103    9/25/2013   44,784,926.82     190,952.47   5.1619   5.2439      5.12%
       104   10/25/2013   43,572,788.06     192,881.07   5.1615   5.2661      5.31%
       105   11/25/2013   42,393,127.94     181,625.92   5.1749   5.2904      5.14%
       106   12/25/2013   41,245,118.88     184,364.38   5.1896   5.3180      5.36%
       107    1/25/2014   40,128,082.90     173,740.57   5.2039   5.3449      5.20%
       108    2/25/2014   39,041,031.26     168,869.74   5.2264   5.3726      5.19%
       109    3/25/2014   37,983,111.27     180,147.69   5.2907   5.3964      5.69%
       110    4/25/2014   36,953,545.14     158,397.38   5.3163   5.3974      5.14%
       111    5/25/2014   35,951,593.57     160,083.69   5.3330   5.3934      5.34%
       112    6/25/2014   34,976,576.26     151,640.66   5.3482   5.3878      5.20%
       113    7/25/2014   34,027,859.69     152,888.61   5.3638   5.3826      5.39%
       114    8/25/2014   33,104,593.02     144,215.12   5.3656   5.3761      5.23%
       115    9/25/2014   32,206,176.87     142,493.98   5.2962   5.3728      5.31%
       116   10/25/2014   31,331,883.78     143,876.57   5.2893   5.3836      5.51%
       117   11/25/2014   30,481,035.39     135,676.27   5.3017   5.3961      5.34%
       118   12/25/2014   29,653,158.18     136,814.33   5.3156   5.4108      5.54%
       119    1/25/2015   28,847,534.39     129,153.44   5.3287   5.4247      5.37%
       120    2/25/2015   28,063,538.94     125,833.82   5.3429   5.4394      5.38%
       121    3/25/2015   27,300,621.77     134,547.99   5.3587   5.4510      5.91%
       122    4/25/2015   26,558,177.02     119,534.91   5.3711   5.4483      5.40%
       123    5/25/2015   25,835,664.76     120,410.65   5.3854   5.4429      5.59%
       124    6/25/2015   25,132,571.91     113,995.05   5.3986   5.4358      5.44%
       125    7/25/2015   24,448,397.81     114,684.65   5.4121   5.4293      5.63%
       126    8/25/2015   23,782,594.07     108,611.56   5.4122   5.4215      5.48%
       127    9/25/2015   23,134,668.71     107,308.74   5.3433   5.4177      5.57%
       128   10/25/2015   22,504,144.59     108,163.87   5.3351   5.4329      5.77%
       129   11/25/2015   21,890,556.06     102,484.88   5.3457   5.4515      5.62%
       130   12/25/2015   21,293,456.71     103,303.26   5.3578   5.4721      5.82%
       131    1/25/2016   20,712,457.81      98,019.62   5.3693   5.4919      5.68%
       132    2/25/2016   20,147,090.82      95,595.31   5.3865   5.5126      5.69%
       133    3/25/2016   19,596,920.64      98,294.84   5.4315   5.5303      6.02%
       134    4/25/2016   19,061,541.39      90,615.03   5.4506   5.5331      5.70%
       135    5/25/2016   18,540,565.64      91,210.02   5.4640   5.5326      5.90%
       136    6/25/2016   18,033,634.41      87,047.97   5.4760   5.5308      5.79%
       137    7/25/2016   17,540,416.20      87,463.23   5.4885   5.5297      5.98%
       138    8/25/2016   17,060,474.39      83,215.53   5.4914   5.5274      5.85%
       139    9/25/2016   16,593,444.89      81,923.04   5.4473   5.5281      5.92%
       140   10/25/2016   16,138,982.80      82,327.47   5.4449   5.5413      6.12%
       141   11/25/2016   15,696,753.14      78,423.57   5.4553   5.5556      6.00%
       142   12/25/2016   15,266,436.95      78,910.07   5.4669   5.5725      6.20%
       143    1/25/2017   14,847,755.73      75,263.31   5.4779   5.5885      6.08%
       144    2/25/2017   14,440,362.19      73,555.12   5.4927   5.6053      6.11%
       145    3/25/2017   14,043,942.26      77,142.63   5.5238   5.6185      6.59%
       146    4/25/2017   13,658,202.68      70,164.49   5.5385   5.6124      6.16%
       147    5/25/2017   13,282,862.06      70,381.04   5.5511   5.6027      6.36%
       148    6/25/2017   12,917,652.97      67,327.79   5.5623   5.5913      6.25%
       149    7/25/2017   12,562,308.46      67,434.61   5.5739   5.5804      6.44%
       150    8/25/2017   12,216,544.11      64,590.80   5.5705   5.5682      6.34%
       151    9/25/2017   11,880,105.30      63,896.33   5.4894   5.5607      6.45%
       152   10/25/2017   11,552,742.83      64,070.20   5.4768   5.5759      6.66%
       153   11/25/2017   11,234,212.43      61,406.23   5.4855   5.5945      6.56%
       154   12/25/2017   10,924,277.77      61,515.20   5.4958   5.6161      6.76%
       155    1/25/2018   10,622,733.00      59,079.41   5.5055   5.6370      6.67%
       156    2/25/2018   10,329,340.91      57,848.25   5.5228   5.6588      6.72%
       157    3/25/2018   10,043,874.50      59,812.32   5.5776   5.6768      7.15%
       158    4/25/2018    9,766,121.74      55,310.49   5.5971   5.6748      6.80%
       159    5/25/2018    9,495,880.51      55,349.31   5.6091   5.6691      6.99%
       160    6/25/2018    9,232,962.90      53,451.10   5.6194   5.6615      6.95%
       161    7/25/2018    8,977,189.36      53,389.27   5.6301   5.6546      7.14%
       162    8/25/2018    8,728,336.07      51,506.74   5.6288   5.6465      7.08%
       163    9/25/2018    8,486,215.32      50,854.67   5.5666   5.6425      7.19%
       164   10/25/2018    8,250,646.97      50,790.91   5.5583   5.6570      7.39%
       165   11/25/2018    8,021,455.10      49,073.14   5.5666   5.6738      7.34%
       166   12/25/2018    7,798,470.76      49,021.65   5.5765   5.6936      7.54%
       167    1/25/2019    7,581,547.89      47,457.12   5.5856   5.7126      7.51%
       168    2/25/2019    7,370,509.76      46,597.45   5.6016   5.7324      7.59%
       169    3/25/2019    7,165,191.91      47,560.40   5.6505   5.7475      7.97%
       170    4/25/2019    6,965,441.09      44,870.28   5.6681   5.7366      7.73%
       171    5/25/2019    6,771,110.74      44,714.52   5.6795   5.7207      7.92%
       172    6/25/2019    6,582,061.20      43,439.49   5.6891   5.7028      7.92%
       173    7/25/2019    6,398,147.78      43,216.30   5.6990   5.6854      8.11%
       174    8/25/2019    6,219,224.68      42,064.35   5.6908   5.6667      8.12%
       175    9/25/2019    6,045,160.94      41,634.84   5.5883   5.6508      8.26%
       176   10/25/2019    5,866,521.76      41,417.53   5.5692   5.6455      8.47%
       177   11/25/2019    5,702,738.95      40,318.38   5.5760   5.6424      8.48%
       178   12/25/2019    5,466,444.33      39,646.44   5.5846   5.6402      8.70%
       179    1/25/2020    5,016,119.10      37,825.37   5.5922   5.6371      9.05%
       180    2/25/2020    4,874,405.98      37,278.88   5.5938   5.6348      9.18%
       181    3/25/2020    4,736,582.95      37,198.97   5.5576   5.6294      9.42%
       182    4/25/2020    4,602,544.80      36,269.05   5.5536   5.6123      9.46%
       183    5/25/2020    4,472,188.27      35,890.29   5.5615   5.5931      9.63%
       184    6/25/2020    4,345,408.02      35,105.66   5.5686   5.5725      9.69%
       185    7/25/2020    4,222,084.81      34,720.24   5.5759   5.5525      9.87%
       186    8/25/2020    4,102,148.16      34,151.50   5.5650   5.5312      9.99%
       187    9/25/2020    3,985,513.00      33,747.97   5.4595   5.5146     10.16%
       188   10/25/2020    3,872,089.96      33,360.28   5.4378   5.5195     10.34%
       189   11/25/2020    3,761,790.06      32,840.66   5.4423   5.5282     10.48%
       190   12/25/2020    3,654,523.24      32,388.50   5.4485   5.5393     10.64%
       191    1/25/2021    3,550,202.57     122,132.29   5.4540   5.5497     41.28%
       192    2/25/2021    3,448,760.65     129,742.09   5.4632   5.5607     45.14%
       193    3/25/2021    3,350,119.63     126,120.19   5.4883   5.5682     45.18%
       194    4/25/2021    3,254,203.51     122,599.39   5.4975   5.5578     45.21%
       195    5/25/2021    3,160,938.98     119,177.56   5.5048   5.5443     45.24%
       196    6/25/2021    3,070,254.89     115,833.68   5.5104   5.5290     45.27%
       197    7/25/2021    2,982,076.18     112,585.46   5.5165   5.5143     45.30%
       198    8/25/2021    2,896,336.09     109,432.08   5.5086   5.4984     45.34%
       199    9/25/2021    2,812,970.41     106,365.11   5.4287   5.4872     45.37%
       200   10/25/2021    2,731,914.63     103,379.38   5.4127   5.4983     45.41%
       201   11/25/2021    2,653,105.06     100,470.27   5.4164   5.5129     45.44%
       202   12/25/2021    2,576,478.90      97,649.99   5.4216   5.5303     45.48%
       203    1/25/2022    2,501,979.92      94,910.78   5.4264   5.5471     45.52%
       204    2/25/2022    2,429,551.52      92,242.14   5.4393   5.5645     45.56%
       205    3/25/2022    2,359,135.74      89,646.62   5.4931   5.5783     45.60%
       206    4/25/2022    2,290,677.75      87,125.11   5.5087   5.5717     45.64%
       207    5/25/2022    2,224,125.20      84,680.18   5.5157   5.5615     45.69%
       208    6/25/2022    2,159,428.71      82,305.69   5.5208   5.5495     45.74%
       209    7/25/2022    2,096,538.60      79,981.87   5.5264   5.5381     45.78%
       210    8/25/2022    2,035,400.53      77,722.85   5.5204   5.5257     45.82%
       211    9/25/2022    1,975,967.07      75,525.94   5.4557   5.5177     45.87%
       212   10/25/2022    1,918,191.76      73,388.15   5.4432   5.5306     45.91%
       213   11/25/2022    1,862,028.90      71,307.90   5.4468   5.5464     45.95%
       214   12/25/2022    1,807,434.05      69,296.73   5.4518   5.5653     46.01%
       215    1/25/2023    1,754,368.66      67,336.40   5.4562   5.5835     46.06%
       216    2/25/2023    1,702,789.31      65,425.73   5.4700   5.6024     46.11%
       217    3/25/2023    1,652,653.76      63,567.64   5.5305   5.6174     46.16%
       218    4/25/2023    1,603,922.54      61,762.82   5.5475   5.6105     46.21%
       219    5/25/2023    1,556,558.03      60,013.29   5.5544   5.5997     46.27%
       220    6/25/2023    1,510,524.90      58,314.85   5.5593   5.5871     46.33%
       221    7/25/2023    1,465,787.61      56,652.22   5.5646   5.5751     46.38%
       222    8/25/2023    1,422,306.48      55,036.07   5.5581   5.5620     46.43%
       223    9/25/2023    1,380,047.39      53,464.58   5.4915   5.5525     46.49%
       224   10/25/2023    1,338,976.87      51,935.40   5.4784   5.5587     46.54%
       225   11/25/2023    1,299,061.95      50,445.86   5.4817   5.5677     46.60%
       226   12/25/2023    1,260,269.97      48,997.85   5.4865   5.5784     46.65%
       227    1/25/2024    1,222,570.37      47,594.22   5.4906   5.5884     46.72%
       228    2/25/2024    1,185,934.91      46,228.63   5.4991   5.5991     46.78%
       229    3/25/2024    1,150,334.06      44,900.85   5.5273   5.6063     46.84%
       230    4/25/2024    1,115,739.42      43,610.51   5.5367   5.5962     46.90%
       231    5/25/2024    1,082,123.64      42,356.71   5.5424   5.5827     46.97%
       232    6/25/2024    1,049,460.13      41,132.82   5.5466   5.5678     47.03%
       233    7/25/2024    1,017,720.75      39,944.34   5.5513   5.5536     47.10%
       234    8/25/2024      986,880.69      38,788.98   5.5430   5.5382     47.17%
       235    9/25/2024      956,917.74      37,587.59   5.4693   5.5262     47.14%
       236   10/25/2024      927,885.96      36,499.73   5.4539   5.5277     47.20%
       237   11/25/2024      899,678.68      35,307.36   5.4566   5.5312     47.09%
       238   12/25/2024      872,403.62      34,277.65   5.4607   5.5367     47.15%
       239    1/25/2025      845,900.86      33,270.93   5.4640   5.5413     47.20%
       240    2/25/2025      820,165.70      32,306.30   5.4690   5.5467     47.27%
       241    3/25/2025      795,163.79      31,368.58   5.4779   5.5480     47.34%
       242    4/25/2025      770,874.90      30,457.00   5.4815   5.5280     47.41%
       243    5/25/2025      747,279.35      29,569.12   5.4865   5.5046     47.48%
       244    6/25/2025      724,357.21      28,695.32   5.4899   5.4792     47.54%
       245    7/25/2025      702,085.27      27,854.96   5.4934   5.4543     47.61%
       246    8/25/2025      680,449.65      27,041.19   5.4781   5.4283     47.69%
       247    9/25/2025      659,434.20      26,250.25   5.3640   5.4071     47.77%
       248   10/25/2025      639,021.76      25,480.31   5.3376   5.4083     47.85%
       249   11/25/2025      619,195.12      24,728.34   5.3387   5.4136     47.92%
       250   12/25/2025      599,936.41      23,992.00   5.3414   5.4212     47.99%
       251    1/25/2026      581,227.55      23,285.59   5.3436   5.4280     48.08%
       252    2/25/2026      563,057.68      22,599.83   5.3494   5.4355     48.17%
       253    3/25/2026      545,412.21      21,933.34   5.3709   5.4391     48.26%
       254    4/25/2026      528,276.59      21,285.70   5.3768   5.4226     48.35%
       255    5/25/2026      511,636.70      20,655.71   5.3807   5.4027     48.45%
       256    6/25/2026      495,478.46      20,038.18   5.3829   5.3810     48.53%
       257    7/25/2026      479,785.99      19,442.04   5.3854   5.3598     48.63%
       258    8/25/2026      464,548.30      18,864.30   5.3721   5.3376     48.73%
       259    9/25/2026      449,753.53      18,302.89   5.2765   5.3201     48.83%
       260   10/25/2026      435,389.35      17,756.73   5.2541   5.3245     48.94%
       261   11/25/2026      421,443.44      17,224.23   5.2544   5.3327     49.04%
       262   12/25/2026      407,903.25      16,704.86   5.2563   5.3434     49.14%
       263    1/25/2027      394,756.56      16,204.34   5.2577   5.3534     49.26%
       264    2/25/2027      381,994.52      15,718.14   5.2652   5.3640     49.38%
       265    3/25/2027      369,606.43      15,245.74   5.3022   5.3709     49.50%
       266    4/25/2027      357,581.84      14,786.92   5.3113   5.3571     49.62%
       267    5/25/2027      345,910.63      14,341.15   5.3146   5.3398     49.75%
       268    6/25/2027      334,582.92      13,905.76   5.3162   5.3207     49.87%
       269    7/25/2027      323,587.88      13,484.02   5.3180   5.3023     50.00%
       270    8/25/2027      312,916.85      13,075.06   5.3062   5.2828     50.14%
       271    9/25/2027      302,561.16      12,677.78   5.2236   5.2673     50.28%
       272   10/25/2027      292,511.96      12,291.48   5.2040   5.2698     50.42%
       273   11/25/2027      282,760.43      11,915.16   5.2039   5.2760     50.57%
       274   12/25/2027      273,297.64      11,548.26   5.2053   5.2838     50.71%
       275    1/25/2028      264,114.77      11,194.41   5.2061   5.2909     50.86%
       276    2/25/2028      255,205.38      10,850.86   5.2116   5.2986     51.02%
       277    3/25/2028      246,561.83      10,517.16   5.2386   5.3036     51.19%
       278    4/25/2028      238,176.61      10,193.11   5.2453   5.2948     51.36%
       279    5/25/2028      230,042.47       9,878.43   5.2476   5.2836     51.53%
       280    6/25/2028      222,152.32       9,571.91   5.2485   5.2710     51.70%
       281    7/25/2028      214,498.76       9,274.64   5.2499   5.2592     51.89%
       282    8/25/2028      207,075.34       8,986.24   5.2420   5.2464     52.08%
       283    9/25/2028      199,875.70       8,706.16   5.1883   5.2375     52.27%
       284   10/25/2028      192,893.51       8,434.06   5.1756   5.2466     52.47%
       285   11/25/2028      186,122.51       8,169.59   5.1755   5.2582     52.67%
       286   12/25/2028      179,556.56       7,913.20   5.1766   5.2724     52.88%
       287    1/25/2029      173,190.09       7,664.39   5.1773   5.2860     53.11%
       288    2/25/2029      167,017.51       7,422.60   5.1868   5.3002     53.33%
       289    3/25/2029      161,033.15       7,187.83   5.2409   5.3106     53.56%
       290    4/25/2029      155,231.64       6,959.99   5.2536   5.2998     53.80%
       291    5/25/2029      149,607.82       6,738.97   5.2564   5.2853     54.05%
       292    6/25/2029      144,156.73       6,523.98   5.2573   5.2690     54.31%
       293    7/25/2029      138,873.14       6,315.17   5.2586   5.2534     54.57%
       294    8/25/2029      133,752.22       6,112.66   5.2483   5.2368     54.84%
       295    9/25/2029      128,789.43       5,916.08   5.1792   5.2247     55.12%
       296   10/25/2029      123,980.22       5,725.15   5.1625   5.2340     55.41%
       297   11/25/2029      119,320.12       5,539.60   5.1622   5.2466     55.71%
       298   12/25/2029      114,804.71       5,358.05   5.1631   5.2621     56.01%
       299    1/25/2030      110,431.48       5,183.75   5.1637   5.2768     56.33%
       300    2/25/2030      106,194.96       5,012.17   5.1739   5.2921     56.64%
       301    3/25/2030      102,093.43       4,847.99   5.2333   5.3037     56.98%
       302    4/25/2030       98,120.67       4,688.73   5.2471   5.2937     57.34%
       303    5/25/2030       94,273.00       4,534.32   5.2498   5.2800     57.72%
       304    6/25/2030       90,546.89       4,384.33   5.2506   5.2645     58.10%
       305    7/25/2030       86,938.69       4,238.62   5.2518   5.2496     58.50%
       306    8/25/2030       83,444.88       4,097.34   5.2420   5.2339     58.92%
       307    9/25/2030       80,062.20       3,960.27   5.1764   5.2225     59.36%
       308   10/25/2030       76,787.42       3,827.22   5.1606   5.2326     59.81%
       309   11/25/2030       73,617.35       3,698.03   5.1602   5.2458     60.28%
       310   12/25/2030       70,548.88       3,572.83   5.1611   5.2619     60.77%
       311    1/25/2031       67,579.12       3,451.50   5.1616   5.2773     61.29%
       312    2/25/2031       64,705.27       3,333.74   5.1722   5.2933     61.83%
       313    3/25/2031       61,924.48       3,219.51   5.2345   5.3055     62.39%
       314    4/25/2031       59,234.00       3,108.77   5.2490   5.2962     62.98%
       315    5/25/2031       56,631.23       3,001.46   5.2517   5.2831     63.60%
       316    6/25/2031       54,113.63       2,897.33   5.2524   5.2682     64.25%
       317    7/25/2031       51,678.67       2,796.22   5.2535   5.2539     64.93%
       318    8/25/2031       49,323.80       2,698.22   5.2441   5.2387     65.65%
       319    9/25/2031       47,046.70       2,603.20   5.1812   5.2274     66.40%
       320   10/25/2031       44,845.06       2,511.04   5.1660   5.2337     67.19%
       321   11/25/2031       42,716.63       2,421.60   5.1656   5.2433     68.03%
       322   12/25/2031       40,659.19       2,334.88   5.1665   5.2546     68.91%
       323    1/25/2032       38,670.62       2,250.96   5.1669   5.2653     69.85%
       324    2/25/2032       36,748.97       2,169.59   5.1745   5.2765     70.85%
       325    3/25/2032       34,892.25       2,090.73   5.2177   5.2850     71.90%
       326    4/25/2032       33,098.52       2,014.31   5.2280   5.2791     73.03%
       327    5/25/2032       31,365.89       1,940.29   5.2300   5.2705     74.23%
       328    6/25/2032       29,692.58       1,868.54   5.2305   5.2606     75.52%
       329    7/25/2032       28,076.78       1,798.96   5.2315   5.2515     76.89%
       330    8/25/2032       26,516.73       1,731.55   5.2252   5.2415     78.36%
       331    9/25/2032       25,010.75       1,666.25   5.1838   5.2353     79.95%
       332   10/25/2032       23,557.22       1,602.97   5.1739   5.2466     81.65%
       333   11/25/2032       22,154.55       1,541.67   5.1737   5.2602     83.50%
       334   12/25/2032       20,801.18       1,482.38   5.1745   5.2767     85.52%
       335    1/25/2033       19,495.70       1,424.91   5.1750   5.2924     87.71%
       336    2/25/2033       18,236.62       1,369.22   5.1859   5.3088     90.10%
       337    3/25/2033       17,022.48       1,315.29   5.2497   5.3213     92.72%
       338    4/25/2033       15,851.93       1,263.08   5.2645   5.3120     95.62%
       339    5/25/2033       14,723.64       1,212.55   5.2672   5.2988     98.82%
       340    6/25/2033       13,636.33       1,163.62   5.2679   5.2839    102.40%
       341    7/25/2033       12,588.73       1,116.22   5.2689   5.2696    106.40%
       342    8/25/2033       11,579.58       1,070.35   5.2595   5.2545    110.92%
       343    9/25/2033       10,607.73       1,025.95   5.1966   5.2438    116.06%
       344   10/25/2033        9,672.00         982.97   5.1814   5.2541    121.96%
       345   11/25/2033        8,771.29         941.37   5.1810   5.2676    128.79%
       346   12/25/2033        7,904.49         901.14   5.1819   5.2840    136.80%
       347    1/25/2034        7,070.56         862.22   5.1824   5.2996    146.33%
       348    2/25/2034        6,268.50         824.56   5.1932   5.3159    157.85%
       349    3/25/2034        5,497.29         788.14   5.2567   5.3282    172.04%
       350    4/25/2034        4,755.97         752.91   5.2714   5.3185    189.97%
       351    5/25/2034        4,043.59         718.85   5.2740   5.3049    213.33%
       352    6/25/2034        3,359.26         685.91   5.2747   5.2895    245.02%
       353    7/25/2034        2,702.08         653.93   5.2757   5.2748    290.41%
       354    8/25/2034        2,071.32         618.23   5.2659   5.2592    358.17%
       355    9/25/2034        1,470.91         586.75   5.2013   5.2480    478.68%
       356   10/25/2034          896.89         540.19   5.1856   5.2578    722.75%
       357   11/25/2034          364.56         310.63   5.1852   5.2708   1022.48%
       358   12/25/2034           57.28          57.43   5.1860   5.2866   1203.14%
       359    1/25/2035            0.32           0.32   5.1865   5.3017   1200.00%
Total